UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 12, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-6)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-6. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-6 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-6 REMIC Pass-Through Certificates.

     On September 28, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2005) as of September 1, 2005 of $422,431,280.69. The mortgage loans that have original maturities of at least 23 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2005) as of September 1, 2005 of $349,514,947.51. The mortgage loans that have original maturities of 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2005) as of September 1, 2005 of $72,916,333.18. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2005 were 627 and 125, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of September 1, 2005 were 5.873% and 5.390%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2005 were 358.49 months and 178.65 months, respectively. All mortgage loans have original maturities of at least 15 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to December 1, 2003 and November 1, 2004, respectively, or after September 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2005 were 359.85 months and 180.00 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than September 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than September 1, 2020. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $67,200.00 and $195,000.00, respectively, nor more than $1,895,000.00 and $1,253,000.00, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $3,721,978.69 and $0, respectively, as of September 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2005 were 65.42% and 56.53%, respectively. No more than $8,581,403.55 and $1,868,172.79, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. 94.90%(2) and 87.37%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     35.31% and 16.11%, respectively, of the pool I mortgage loans and pool II mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. 37.89% and 52.41%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. 3.50% and 2.88%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. 18.17% and 22.41%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. 5.07% and 6.20%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

     1.   the number of such pool I mortgage loans is 9;

     2. such pool I mortgage loans had an aggregate scheduled principal balance of $3,220,000.03;

     3. the weighted average loan-to-value ratio of such pool I mortgage loans, taking into account the loanable value of the pledged additional collateral, is 79.83%; and

     4. the weighted average loan-to-value ratio of such pool I mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 99.57%.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $36,420,892.94 and $313,094,054.57, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.589% and 5.906%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 358.38 months and 358.50 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $8,241,754.67 and $64,674,578.51, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.071% and 5.431%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 178.52 months and 178.66 months, respectively.

      The following tables set forth information regarding the mortgage loans as of September 1, 2005.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------


2003                                  1                         $    534,391

2004                                  7                            3,597,133

2005                                619                          345,383,424


Total                               627                         $349,514,948
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------


2004                                  1                          $   525,861

2005                                124                           72,390,472


Total                               125                          $72,916,333
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     501                         $282,141,094

Multi-family Dwellings*              16                            9,886,730

Townhouses                           17                            7,718,164

Condominium Units (one to four       24                           12,660,866
 stories high)

Condominium Units (over four         10                            6,104,335
stories high)

Cooperative Units                    59                           31,003,759


Total                               627                         $349,514,948
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


             TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     105                          $60,189,114

Townhouses                            2                            1,383,798

Condominium Units (one to four        4                            2,071,510
 stories high)

Condominium Units (over four         10                            6,343,539
stories high)

Cooperative Units                     4                            2,928,372


Total                               125                          $72,916,333
                                    ===                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            611                         $339,628,218

2-family                             14                            8,552,728

3-family                              2                            1,334,002



Total                               627                         $349,514,948
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            125                          $72,916,333


Total                               125                          $72,916,333
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$149,999.99 and under                 6                         $    742,631

$150,000 through $199,999.99          5                              917,394

$200,000 through $249,999.99          7                            1,545,470

$250,000 through $299,999.99          0                                    0

$300,000 through $349,999.99          2                              656,521

$350,000 through $399,999.99         77                           29,659,199

$400,000 through $449,999.99        100                           42,903,088

$450,000 through $499,999.99        125                           59,753,276

$500,000 through $549,999.99         67                           35,321,276

$550,000 through $599,999.99         53                           30,768,143

$600,000 through $649,999.99         46                           28,944,551

$650,000 through $699,999.99         30                           20,353,671

$700,000 through $749,999.99         26                           18,925,165

$750,000 through $799,999.99         17                           13,323,943

$800,000 through $849,999.99         11                            9,163,397

$850,000 through $899,999.99         12                           10,631,616

$900,000 through $949,999.99          4                            3,670,558

$950,000 through $999,999.99         29                           28,857,041

$1,000,000 and over                  10                           13,378,008


Total                               627                         $349,514,948
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$249,999.99 and under                 1                          $   193,000

$250,000 through $349,999.99          1                              283,866

$350,000 through $399,999.99         11                            4,283,180

$400,000 through $449,999.99         22                            9,397,501

$450,000 through $499,999.99         21                            9,958,524

$500,000 through $549,999.99         13                            6,796,750

$550,000 through $599,999.99         13                            7,547,502

$600,000 through $649,999.99         11                            6,885,338

$650,000 through $699,999.99         11                            7,428,367

$700,000 through $749,999.99          0                                    0

$750,000 through $799,999.99          5                            3,832,714

$800,000 through $849,999.99          0                                    0

$850,000 through $899,999.99          2                            1,750,450

$900,000 through $949,999.99          2                            1,868,166

$950,000 through $999,999.99          8                            7,960,045

$1,000,000 and over                   4                            4,730,930


Total                               125                          $72,916,333
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------


5.001% to 5.500%                     17                         $  8,842,612

5.501% to 6.000%                    520                          293,555,876

6.001% to 6.500%                     86                           44,923,303

6.501% to 7.000%                      2                            1,229,928

7.001% to 7.125%                      2                              963,229


Total                               627                         $349,514,948
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------


5.000%                                5                          $ 3,551,213

5.001% to 5.500%                     99                           57,918,760

5.501% to 6.000%                     20                           11,253,360

6.001% to 6.500%                      1                              193,000


Total                               125                          $72,916,333
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   229                         $140,841,075

65.001% - 75.000%                   143                           79,905,298

75.001% - 80.000%                   246                          125,046,597

80.001% - 85.000%                     2                              823,799

85.001% - 90.000%                     3                            1,307,661

90.001% - 90.500%                     4                            1,590,518


Total                               627                         $349,514,948
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                    85                          $50,733,605

65.001% - 75.000%                    16                            9,747,575

75.001% - 80.000%                    24                           12,435,153


Total                               125                          $72,916,333
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------


Arizona                              13                         $  6,524,782
Arkansas                              3                            1,792,249
California                          186                          106,148,629
Colorado                              8                            4,909,842
Connecticut                          20                           13,320,252
District of Columbia                  9                            4,922,982
Florida                              28                           13,573,910
Georgia                              20                           10,930,377
Idaho                                 1                              356,287
Illinois                              7                            3,971,419
Iowa                                  2                              962,064
Kansas                                2                            1,105,039
Kentucky                              1                              451,054
Maryland                             16                            8,539,289
Massachusetts                        24                           12,941,461
Michigan                              4                            2,456,751
Minnesota                             5                            2,908,192
Missouri                              4                            2,010,333
Nevada                                3                            1,250,879
New Hampshire                         2                              838,160
New Jersey                           32                           18,663,106
New Mexico                            2                            1,008,970
New York                            150                           84,455,686
North Carolina                       12                            6,885,861
Ohio                                  4                            2,055,200
Oklahoma                              1                              643,343
Oregon                                3                            1,510,818
Pennsylvania                         11                            6,880,029
Rhode Island                          1                              571,403
South Carolina                        6                            3,291,913
Tennessee                             2                            1,025,983
Texas                                11                            4,589,539
Vermont                               4                            2,030,039
Virginia                             20                            9,966,438
Washington                            7                            3,806,001
Wisconsin                             1                              499,478
Wyoming                               2                            1,717,190


Total                               627                         $349,514,948
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------


Arizona                               5                          $ 3,165,598
California                           37                           19,097,994
Colorado                              2                            1,456,732
Connecticut                           2                            1,121,901
Florida                               9                            5,031,498
Georgia                               7                            3,916,338
Illinois                              1                              512,000
Iowa                                  1                              618,772
Maine                                 1                              585,000
Maryland                              1                              697,434
Massachusetts                         5                            3,984,021
Michigan                              3                            1,745,355
Minnesota                             2                              916,327
Missouri                              1                              538,022
Nevada                                2                              908,728
New Jersey                            6                            3,013,273
New York                             19                           13,238,930
North Carolina                        4                            2,077,516
Oregon                                4                            2,328,441
South Carolina                        2                              964,188
Texas                                 3                            1,868,173
Utah                                  1                              619,652
Virginia                              4                            2,915,724
Washington                            3                            1,594,716


Total                               125                          $72,916,333
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------

Less than 620     1.35%      0.84%      0.23%      0.00%      0.00%      0.00%        2.42%
620-649           0.71%      1.11%      0.77%      0.14%      0.12%      0.11%        2.96%
650-699           4.94%      3.43%      5.89%      0.00%      0.00%      0.13%       14.38%
700-749          14.23%      5.34%     11.54%      0.00%      0.12%      0.11%       31.34%
750-799          16.90%     10.76%     16.64%      0.10%      0.13%      0.11%       44.64%
800 and above     2.17%      1.38%      0.71%      0.00%      0.00%      0.00%        4.26%

Total            40.30%     22.86%     35.78%      0.24%      0.37%      0.46%      100.00%
                 ======     ======     ======      =====      =====      =====      =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                  Loan-to-value ratio
---------                   -------------------
                65.000%    65.001%-   75.001%-
                and below   75.000%    80.000%   All Loans
                ---------   -------    -------   ---------
Less than 620     0.00%      0.00%      0.59%      0.59%
620-649           0.68%      0.62%      0.56%      1.87%
650-699           8.77%      4.33%      0.59%     13.69%
700-749          26.28%      2.54%      6.00%     34.83%
750-799          27.76%      5.88%      8.46%     42.08%
800 and above     6.09%      0.00%      0.85%      6.94%

Total            69.58%     13.37%     17.05%    100.00%
                 ======     ======     ======    =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 12, 2005